August 29, 1997



RT Industries, Inc.
Attn: President
1875 E. Lake Mary Boulevard
Sanford, FL 32773

     Re: Lock-Up Agreement

Gentlemen:

     In connection with the lock up agreement (the "Quality Lock-Up") executed simultaneously herewith by the former stockholders (the "Quality Stockholders") of Quality Automotive Company ("Quality") pursuant to the Agreement and Plan of Merger, dated June 6, 1997, between, among others, Quality, the Quality Stockholders and RT Industries, Inc. (the "Company"), whereby Quality Stockholders acquired securities in the Company in partial consideration of the merger of Quality with and into QUAC Acquisition Corp., the wholly-owned subsidiary of the Company, Elm Grove Associates II LP ("Elm Grove") hereby covenants and agrees:

     1. Except (i) with respect to the 1,180,000 shares underlying warrants, dated February 1, 1996 and March 15, 1996, respectively, held by Elm Grove; (ii) with respect to the shares underlying warrants (as adjusted in the event of default(s) under the Note, dated as of May 30, 1997 from the Company to Elm Grove); and (iii) except as otherwise permitted in paragraph 2 hereof, commencing on the date hereof (the "Effective Date") until the third year anniversary of the Effective Date, Elm Grove will not directly or indirectly, sell, offer for sale, transfer or otherwise dispose of the 750,000 shares of the Common Stock of the Company acquired and beneficially owned by Elm Grove as of the date hereof (the "Elm Grove Shares"), in any manner whatsoever, including but not limited to a sale pursuant to Rule 144 ("Rule 144") of the rules and regulations promulgated under the Securities Act of 1933, as amended, or otherwise.

     2. Commencing as of the third (3rd) year anniversary of the Effective Date and continuing until the fifth (5th) year anniversary thereof, Elm Grove may only sell, offer for sale, transfer or otherwise dispose of the Elm Grove Shares only in quantities and at times which are pari passu with sales by the Quality Stockholders, which stockholders simultaneously herewith have entered into a lock-up agreement with the Company on terms identical to the terms of this Agreement.

     3. This Agreement does not affect or limit in any manner the ability and right of Elm Grove to sell or transfer


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shares of Common Stock of the Company acquired pursuant to the exercise by Elm
Grove of warrants heretofore or hereafter issued to it by the Company.

     4. Elm Grove hereby consents to the Company giving the Company's Stock Transfer Agent transfer instructions consistent with the provisions of paragraphs 1 and 2 above.

     5. It is intended by the parties that this Agreement, upon execution by Elm Grove, shall be and become a valid and binding restriction on transfer of securities within the meaning of Section 202 of the Delaware General Corporation Law ("DGCL") (or any successor provisions). Accordingly, the undersigned consents to the placement of an appropriate legend upon any certificates evidencing his/her/its stock or right to acquire stock in the Company, as contemplated by Section 202(a) of the DGCL (or any related or successor provisions) and, upon request by the Company, the undersigned will submit his or her securities of the Company for legending in accordance with this agreement.

     6. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware without regard to its choice of law principles.

     7. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     8. This Agreement and the agreements referred to herein constitute the entire agreement, and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

     9. A copy of this Agreement shall be maintained by the Company at its principal place of business or registered office, and shall be made available for examination by shareholders of the Company, in person or by agent or attorney, on the same basis as the books and records of the Company are made available.

                                               Very truly yours,

Dated: August 29, 1997                         ELM GROVE ASSOCIATES II, L.P.
      ----------------
                                               By:   Sloan Capital Limited



                                                    By: /s/ Mandel Sherman
                                                        ------------------------
                                                       Mandel Sherman, President


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